UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2008

PetroHunter Energy Corporation
(Exact name of registrant as specified in its charter)

Maryland	000-51152	98-0431245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1875 Lawrence Street, Suite 1400, Denver, CO          80202
 (Address of principal executive offices)                    (Zip Code)

Registrant’s telephone number, including area code: (303) 572-8900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.          Changes in Registrant’s Certifying Accountant.

On November 3, 2008, Gordon, Hughes & Banks, LLP (“GH&B”) resigned as the registrant’s independent registered public accounting firm.  GH&B recently entered into an agreement with Eide Bailly LLP (“Eide Bailly”), pursuant to which Eide Bailly acquired the operations of GH&B and certain of the professional staff and shareholders of GH&B joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly.  Concurrent with the resignation of GH&B, the registrant, through and with the approval of its Audit Committee, engaged Eide Bailly as its independent registered public accounting firm.

As the registrant engaged GH&B as of January 31, 2008, GH&B did not issue a report on the registrant’s financial statements for the fiscal years ended September 30, 2007 or 2006.

During the registrant’s two most recent fiscal years and the period through November 3, 2008, there were no disagreements with GH&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GH&B, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Further, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K occurring from during the registrant’s two most recent fiscal years and the period through November 3, 2008.

During the period prior to the engagement of Eide Bailly, neither the registrant nor anyone on its behalf consulted Eide Bailly regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the registrant’s financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.  Further, Eide Bailly has not provided written or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

The registrant provided a copy of the foregoing disclosures to GH&B prior to the date of the filing of this report and requested that GH&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01           Financial Statements and Exhibits

Regulation S-K Number	Document
16.1	Letter from Gordon, Hughes & Banks, LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHUNTER ENERGY CORPORATION
November 7, 2008	By: /s/Charles A. Josenhans Charles A. Josenhans Interim Chief Financial Officer

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EXHIBIT INDEX

Regulation S-K Number	Document
16.1	Letter from Gordon, Hughes & Banks, LLP